Acquisition of Judith Ripka Trademarks (Tables) (Judith Ripka Trademarks [Member])	12 Months Ended
Dec. 31, 2014
Judith Ripka Trademarks [Member]
Assets Acquisition [Line Items]
Schedule Of Asset Acquisition [Table Text Block]
The aggregate purchase price was allocated to the following assets based on the fair market value of the assets on the date of acquisition:

Allocated to:
Trademarks	$24,600,000
Copyrights and other intellectual property	190,000
Total acquisition price	$24,790,000

The following represents the aggregate purchase price of $24.8 million, including legal and other fees of $0.39 million:

Cash paid	$11,975,000
Installment payment due February 23, 2015	1,000,000
Installment payment due April 1, 2015	1,190,000
Ripka Seller Notes (at fair value, see Note 7)	4,165,000
Fair value of Common Stock issued (571,429 shares)	2,286,000
Ripka Earn-Out obligation (at fair value, see Note 7)	3,784,000
Direct transaction expenses	390,000
Total consideration	$24,790,000